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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 20, 1997




                     THE COLONEL'S INTERNATIONAL, INC.
            (Exact name of registrant as specified in charter)



              MICHIGAN               2-98277C             38-3262264
      (State or other jurisdic-    (Commission          (IRS Employer
       tion of incorporation)       File Number)     Identification No.)


             620 SOUTH PLATT ROAD
                MILAN, MICHIGAN                            48160
   (Address of principal executive offices)               (Zip Code)


                              (313) 439-4200
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)






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Item 5.   OTHER EVENTS.

          On March 20, 1997, The Colonel's International, Inc. issued the press release attached as Exhibit 99 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99   Press Release dated March 20, 1997.


                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 20, 1997             THE COLONEL'S INTERNATIONAL, INC.



                                   By /s/Richard S. Schoenfeldt
                                       Richard S. Schoenfeldt
                                       Vice President-Finance and Chief
                                           Financial Officer





















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